                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                            MFS Special Value Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

--------------------------------------------------------------------------------

                         MFS(R) CHARTER INCOME TRUST
                    MFS(R) GOVERNMENT MARKETS INCOME TRUST
                       MFS(R) INTERMEDIATE INCOME TRUST
                       MFS(R) MULTIMARKET INCOME TRUST
                        MFS(R) MUNICIPAL INCOME TRUST
                          MFS(R) SPECIAL VALUE TRUST
               500 Boylston Street, Boston, Massachusetts 02116

              Notice of the 2004 Annual Meeting of Shareholders
                        To be held on October 7, 2004

The 2004 Annual Meeting of Shareholders of each of the above referenced trusts (each, a "Trust" and collectively, the "Trusts") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Thursday, October 7, 2004, for the following purposes:

ITEM 1. To elect Lawrence H. Cohn, M.D., Robert J. Manning, Lawrence T. Perera and Elaine R. Smith as Trustees of each Trust;

ITEM 2. To ratify the selection of each Trust's Independent Registered Public Accounting Firm to be employed by the Trust for the current fiscal year; and


ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.


Each Trust will hold a separate meeting. Shareholders of each Trust will vote separately on each item.

              THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                            IN FAVOR OF ALL ITEMS.

Only a Trust's shareholders of record on August 2, 2004 will be entitled to vote at that Trust's Annual Meeting of Shareholders.

                    JAMES R. BORDEWICK, Assistant Secretary and Assistant Clerk

August 11, 2004

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                         MFS(R) CHARTER INCOME TRUST
                    MFS(R) GOVERNMENT MARKETS INCOME TRUST
                       MFS(R) INTERMEDIATE INCOME TRUST
                       MFS(R) MULTIMARKET INCOME TRUST
                        MFS(R) MUNICIPAL INCOME TRUST
                          MFS(R) SPECIAL VALUE TRUST


                               Proxy Statement


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust (each, a "Trust" and collectively, the "Trusts") to be used at the 2004 Annual Meeting of Shareholders of each Trust (each, a "Meeting") to be held at 9:30 a.m. on October 7, 2004, at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at a Meeting. On August 2, 2004, the following number of shares were outstanding for each Trust:

                                        # OF COMMON           # OF PREFERRED
               TRUST                 SHARES OUTSTANDING     SHARES OUTSTANDING
------------------------------------------------------------------------------
MFS Charter Income Trust                57,948,727.06              N/A
MFS Government Markets Income Trust     54,337,036.56              N/A
MFS Intermediate Income Trust          124,909,244.48              N/A
MFS Multimarket Income Trust            82,398,503.57              N/A
MFS Municipal Income Trust              39,776,493.57             5,600
MFS Special Value Trust                  6,701,414.44              N/A

Shareholders of record at the close of business on August 2, 2004 will be entitled to one vote for each share held. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 11, 2004.

A copy of each Trust's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., each Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), 2 Avenue de Lafayette, Boston, MA 02111, or by telephoning toll-free at (800) 637-2304.

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees, which oversees each Trust, provides broad supervision over the affairs of each Trust. Massachusetts Financial Services Company ("MFS" or the "Adviser"), each Trust's investment adviser and administrator, is responsible for the investment management of each Trust's assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

Under the provisions of each Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of electing Lawrence H. Cohn, M.D., Robert J. Manning, Lawrence T. Perera and Elaine R. Smith as Trustees of the class whose term will expire at the 2007 Annual Meeting of Shareholders (or special meeting in lieu thereof) of each Trust. Each nominee is presently a Trustee of each Trust and has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, of if any of the nominees is unavailable at the time of the Meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 12 for a Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age. Mr. Smith is scheduled to retire in accordance with each Trust's retirement policy on December 31, 2005.

In the case of MFS Municipal Income Trust, only holders of the Trust's preferred shares are entitled to vote for Mr. J. Atwood Ives and Ms. Elaine R. Smith in routine Trustee elections. Holders of this Trust's common and preferred shares, voting together as a single class, are entitled to vote for all of the remaining nominees. Ms. Smith is standing for election this year. Mr. Ives, a member of the class of Trustees whose term expires at the 2005 Annual Meeting of Shareholders (or special meeting in lieu thereof), is not standing for election this year.

The following table presents certain information regarding the current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                                        PRINCIPAL OCCUPATIONS &
                                  POSITION(s) HELD       TRUSTEE           TERM      OTHER DIRECTORSHIPS(2) DURING
      NAME, DATE OF BIRTH            WITH TRUST          SINCE(1)        EXPIRING         THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning*                Trustee and        February 2004         2004      Massachusetts Financial
(born 10/20/63)                   President                                          Services Company, Chief
                                                                                     Executive Officer, President,
                                                                                     Chief Investment Officer and
                                                                                     Director
-------------------------------------------------------------------------------------------------------------------
Robert C. Pozen*                  Trustee            February 2004         2006      Massachusetts Financial
(born 08/08/46)                                                                      Services Company, Chairman
                                                                                     (since February 2004); Harvard
                                                                                     Law School (education), John
                                                                                     Olin Visiting Professor (since
                                                                                     July 2002); Secretary of
                                                                                     Economic Affairs, The
                                                                                     Commonwealth of Massachusetts
                                                                                     (January 2002 to December
                                                                                     2002); Fidelity Investments,
                                                                                     Vice Chairman (June 2000 to
                                                                                     December 2001); Fidelity
                                                                                     Management & Research Company
                                                                                     (investment adviser),
                                                                                     President (March 1997 to July
                                                                                     2001); The Bank of New York
                                                                                     (financial services),
                                                                                     Director; Bell Canada
                                                                                     Enterprises
                                                                                     (telecommunications),
                                                                                     Director; Telesat (satellite
                                                                                     communications), Director
-------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Lawrence H. Cohn, M.D.            Trustee            August 1993           2004      Brigham and Women's Hospital,
(born 03/11/37)                                                                      Chief of Cardiac Surgery;
                                                                                     Harvard Medical School,
                                                                                     Professor of Surgery
-------------------------------------------------------------------------------------------------------------------
David H. Gunning                  Trustee            January 1994          2006      Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                                      products and service
                                                                                     provider), Vice Chairman/
                                                                                     Director (since April 2001);
                                                                                     Encinitos Ventures (private
                                                                                     investment company), Principal
                                                                                     (1997 to April 2001); Lincoln
                                                                                     Electric Holdings, Inc.
                                                                                     (welding equipment
                                                                                     manufacturer), Director;
                                                                                     Southwest Gas Corporation
                                                                                     (natural gas distribution
                                                                                     company), Director
-------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee            December 1993         2005      Private investor and real
(born 09/27/41)                                                                      estate consultant; Capitol
                                                                                     Entertainment Management
                                                                                     Company (video franchise),
                                                                                     Vice Chairman
-------------------------------------------------------------------------------------------------------------------
J. Atwood Ives                    Trustee and Chair  February 1992         2005      Private investor; KeySpan
(born 05/01/36)                   of the Trustees                                    Corporation (energy related
                                                                                     services), Director; Eastern
                                                                                     Enterprises (diversified
                                                                                     services company), Chairman,
                                                                                     Trustee and Chief Executive
                                                                                     Officer (until November 2000)
-------------------------------------------------------------------------------------------------------------------
Amy B. Lane                       Trustee            January 2004          2005      Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                                      Inc., Managing Director,
                                                                                     Investment Banking Group (1997
                                                                                     to February 2001); Borders
                                                                                     Group, Inc. (book and music
                                                                                     retailer), Director; Federal
                                                                                     Realty Investment Trust (real
                                                                                     estate investment trust),
                                                                                     Trustee
-------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee            July 1981             2004      Hemenway & Barnes (attorneys),
(born 06/23/35)                                                                      Partner
-------------------------------------------------------------------------------------------------------------------
William J. Poorvu                 Trustee            August 1982           2006      Private investor; Harvard
(born 04/10/35)                                                                      University Graduate School of
                                                                                     Business Administration, Class
                                                                                     of 1961 Adjunct Professor in
                                                                                     Entrepreneurship Emeritus; CBL
                                                                                     & Associates Properties, Inc.
                                                                                     (real estate investment
                                                                                     trust), Director
-------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee            August 1993           2006      Insight Resources, Inc.
(born 09/23/38)                                                                      (acquisition planning
                                                                                     specialists), President;
                                                                                     Wellfleet Investments
                                                                                     (investor in health care
                                                                                     companies), Managing General
                                                                                     Partner (since 1993);
                                                                                     Cambridge Nutraceuticals
                                                                                     (professional nutritional
                                                                                     products), Chief Executive
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Elaine R. Smith                   Trustee            February 1992         2004      Independent health care
(born 04/25/46)                                                                      industry consultant
-------------------------------------------------------------------------------------------------------------------
Ward Smith                        Trustee            October 1992          2006      Private investor
(born 09/13/30)

----------
(1) Date first appointed to serve as Trustee of each Trust. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies such as the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

Messrs. Manning and Pozen hold comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 109 MFS funds within the MFS Family of Funds. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about the executive officers of each Trust, share ownership, the identity of certain persons holding more than 5% of each Trust's outstanding shares, Trustee and Executive Officer compensation, and Board and Committee meetings appears under "Trust Information" beginning on page 10.

REQUIRED VOTE. For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust and MFS Special Value Trust, approval of this matter as to any nominee will require the affirmative vote of a plurality of a Trust's outstanding shares voting at the Meeting in person or by proxy.

For MFS Municipal Income Trust, approval of this proposal as to Dr. Cohn, Messrs. Manning and Perera will require the affirmative vote of a plurality of the Trust's outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy. Approval of this proposal as to Ms. Smith will require the affirmative vote of a majority of the Trust's outstanding preferred shares at the Meeting in person or by proxy.

ITEM 2 -- RATIFICATION OF SELECTION OF ACCOUNTANTS

It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of each Trust, of the following auditors (each, an "Auditor") under section 32(a) of the 1940 Act as Independent Registered Public Accounting Firm of a Trust for the current fiscal year.

                                           INDEPENDENT REGISTERED PUBLIC
             TRUST                              ACCOUNTING FIRM                 FISCAL YEAR END
-----------------------------------------------------------------------------------------------
MFS Charter Income Trust                  Ernst & Young LLP ("Ernst & Young")    November 30
MFS Government Markets Income Trust       Deloitte & Touche LLP ("Deloitte")     November 30
MFS Intermediate Income Trust             Deloitte                                October 31
MFS Multimarket Income Trust              Ernst & Young                           October 31
MFS Municipal Income Trust                Deloitte                                October 31
MFS Special Value Trust                   Ernst & Young                           October 31

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Trust.

Representatives of the applicable Auditor are expected to be present at each Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of each Trust issued the following report concerning the financial statements for each Trust's most recent fiscal year.

    The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

    Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2003 fiscal year for filing with the Securities and Exchange Commission.

                                            J. Atwood Ives
                                            Amy B. Lane
                                            William J. Poorvu
                                            J. Dale Sherratt
                                            Ward Smith

To the extent required by applicable regulations the Audit Committee pre-approves (i) all audit and permitted non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and (ii) all non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a "Service Affiliate") if related directly to the operations and financial reporting of such Trust. The Committee may establish policies and procedures pursuant to which such pre-approval is granted, which may include pre-approval by other than by the full Committee. In lieu of pre-approval policies and procedures, the Audit Committee currently pre-approves services on an engagement by engagement basis. However, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve services to the extent pre-approval is necessary in advance of a regularly scheduled Audit Committee meeting. Such services are reported to the Audit Committee at its next scheduled meeting.

The tables below set forth for each Trust, for each Trust's two most recent fiscal years, the fees billed by each Trust's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Trust's Service Affiliates that relate directly to the Trust's operations and financial reporting under the following captions:

      (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

     (iv) All Other Fees - fees for products and services provided to the Trust's by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit-Related Fees" and "Tax Fees." For each Trust's last two fiscal years, no fees were billed by any Independent Registered Public Accounting Firm that would be disclosed under the caption "All Other Fees" to any Trust or any Trust's Service Affiliates.

For periods prior to May 6, 2003, the amounts shown below under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the periods indicated in the table below, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fees billed by each Trust's Independent Registered Public Accounting Firm for services provided directly to each Trust:

                                      INDEPENDENT
                                      REGISTERED
                                        PUBLIC                 AUDIT FEES            AUDIT-RELATED FEES            TAX FEES
                                      ACCOUNTING       --------------------------  -----------------------  -----------------------
TRUST                                    FIRM              2003          2002         2003         2002        2003        2002
-----------------------------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust          Ernst & Young LLP         $35,530       $33,100           $0          $0      $6,870       $5,700
                                  ("Ernst & Young")

MFS Government Markets Income     Deloitte & Touche         $38,050       $35,500           $0          $0      $5,700       $3,800
Trust                             LLP ("Deloitte")

MFS Intermediate Income Trust     Deloitte                  $38,250       $35,500           $0          $0      $5,500       $3,800

MFS Multimarket Income Trust      Ernst & Young             $35,530       $33,100           $0          $0      $6,870       $5,700

MFS Municipal Income Trust        Deloitte                  $34,310       $30,500      $18,000     $18,000      $6,400       $4,400

MFS Special Value Trust           Ernst & Young             $31,790       $29,700           $0          $0      $6,406       $5,474

Fees billed by each Trust's Independent Registered Public Accounting Firm for services provided to each Trust's Service Affiliates that relate directly to such Trust's operations and financial reporting:

                                      INDEPENDENT
                                      REGISTERED           AUDIT-RELATED FEES             TAX FEES              ALL OTHER FEES
                                        PUBLIC
                                      ACCOUNTING       --------------------------  -----------------------  -----------------------
TRUST                                    FIRM              2003          2002         2003         2002        2003        2002
-----------------------------------------------------------------------------------------------------------------------------------
Service Affiliates of MFS         Ernst & Young                  $0            $0           $0          $0     $14,607     $145,019
Charter Income Trust

Service Affiliates of MFS         Deloitte                 $166,150      $106,500      $50,000     $29,650          $0     $350,771
Government Markets Income Trust

Service Affiliates of MFS         Deloitte                 $166,150      $106,500      $20,000     $29,650          $0     $350,771
Intermediate Income Trust

Service Affiliates of MFS         Ernst & Young                  $0            $0           $0          $0     $14,607     $150,019
Multimarket Income Trust

Service Affiliates of MFS         Deloitte                 $166,150      $106,500      $20,000     $29,650          $0     $350,771
Municipal Income Trust

Service Affiliates of MFS         Ernst & Young                  $0            $0           $0          $0     $14,607     $150,019
Special Value Trust

In addition, the following table sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust's two most recent fiscal years, for non-audit services rendered to each Trust and each Trust's Service Affiliates.

                                                                        INDEPENDENT REGISTERED
TRUST                                                                   PUBLIC ACCOUNTING FIRM      2003          2002
--------------------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust and its Service Affiliates                     Ernst & Young                $31,477      $150,719

MFS Government Markets Income Trust and its Service Affiliates          Deloitte                    $333,479      $509,138

MFS Intermediate Income Trust and its Service Affiliates                Deloitte                    $281,279      $509,138

MFS Multimarket Income Trust and its Service Affiliates                 Ernst & Young                $31,477      $155,719

MFS Municipal Income Trust and its Service Affiliates                   Deloitte                    $300,179      $527,738

MFS Special Value Trust and its Service Affiliates                      Ernst & Young                $31,013      $155,493

The Trusts' Audit Committee has determined that the provision by a Trust's Independent Registered Public Accounting Firm of non-audit services to the Trust's Service Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust's principal auditors.

All Other Fees are fees related to those reported under "Audit Fees", "Audit-Related Fees" and "Tax Fee" but not reported in those tables. For each Trust's last two fiscal years, no Other Fees were billed by each Independent Registered Public Accounting Firm to any Trust or to any Trust's Service Affiliates.

REQUIRED VOTE. For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust and MFS Special Value Trust, ratification of this matter will require the affirmative vote of a majority of a Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.


For MFS Municipal Income Trust, ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding preferred and common shares, voting together as a single class, which are voted at the Meeting on this matter in person or by proxy.

TRUST INFORMATION

This section provides certain information about each Trust, including information about executive officers, share ownership, the identity of certain persons holding more than 5% of the outstanding shares of each Trust, Trustee and executive officer compensation, and Board and Committee meetings.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                              PRINCIPAL OCCUPATIONS & OTHER
                                  POSITION(s) HELD         OFFICER            DIRECTORSHIPS(2) DURING THE
     NAME, DATE OF BIRTH           WITH THE TRUST          SINCE(1)                  PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
OFFICERS
Robert J. Manning(3)           President and Trustee   February 2004      Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment Officer
                                                                          and Director

James R. Bordewick, Jr.(3)     Assistant Secretary     September 1990     Massachusetts Financial Services
(born 03/06/59)                and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel

Stephanie A. DeSisto(3)        Assistant Treasurer     May 2003           Massachusetts Financial Services
(born 10/01/53)                                                           Company, Vice President (since April
                                                                          2003); Brown Brothers Harriman & Co.,
                                                                          Senior Vice President (November 2002
                                                                          to April 2003); ING Groep N.V./Aeltus
                                                                          Investment Management, Senior Vice
                                                                          President (prior to November 2002)

Robert R. Flaherty(3)          Assistant Treasurer     August 2000        Massachusetts Financial Services
(born 09/18/63)                                                           Company, Vice President (since August
                                                                          2000); UAM Fund Services, Senior Vice
                                                                          President (prior to August 2000)

Richard M. Hisey(3)            Treasurer               August 2002        Massachusetts Financial Services
(born 08/29/58)                                                           Company, Senior Vice President (since
                                                                          July 2002); The Bank of New York,
                                                                          Senior Vice President (September 2000
                                                                          to July 2002); Lexington Global Asset
                                                                          Managers, Inc., Executive Vice
                                                                          President and Chief Financial Officer
                                                                          (prior to September 2000); Lexington
                                                                          Funds,  Chief Financial Officer (prior
                                                                          to September 2000)

Ellen Moynihan(3)              Assistant Treasurer     April 1997         Massachusetts Financial Services
(born 11/13/57)                                                           Company, Vice President

Frank L. Tarantino             Independent Chief       June 2004          MFS Family of Funds, Independent Chief
(born 03/07/44)                Compliance Officer                         Compliance Officer; CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice President
                                                                          (April 2003 to June 2004); David L.
                                                                          Babson & Co. (investment adviser),
                                                                          Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (February 1997 to March 2003)

James O. Yost(3)               Assistant Treasurer     September 1990     Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

------------------
(1) Date first appointed to serve as an officer of a Trust. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    ("SEC") (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the 1940 Act.

Each Trust's officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

SHARE OWNERSHIP
As of August 2, 2004, the Trustees and officers of the Trust as a whole owned less than 1% of each Trust's outstanding shares.

  The following table shows (i) the dollar range of equity securities beneficially owned by each current Trustee (a) of each Trust and (b), on an aggregate basis, in all MFS funds overseen by the Trustee and (ii) the number of shares of each Trust owned by each current Trustee and by the current Trustees and executive officers as a group, as of August 2, 2004.

  The following dollar ranges apply:


    N.  None
    A.  $1 - $10,000
    B.  $10,001 - $50,000
    C.  $50,001 - $100,000
    D.  Over $100,000



                                                                                                     AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                               DOLLAR RANGE         SECURITIES IN     SHARES OF THE
                                                                                OF EQUITY           ALL MFS FUNDS         TRUST
                                                                               SECURITIES           OVERSEEN BY       BENEFICIALLY
NAME OF TRUSTEE                            INDIVIDUAL TRUST NAME               IN THE TRUST          THE TRUSTEE         OWNED(1)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Robert J. Manning                 MFS Charter Income Trust                          N                     D                 0
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     N                                       0
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           N                                       0

Robert C. Pozen                   MFS Charter Income Trust                          N                     D                 0
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     N                                       0
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           N                                       0

NON-INTERESTED TRUSTEES

Lawrence H. Cohn, M.D.            MFS Charter Income Trust                          B                     D              1,669.87
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                      500.00
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           D                                   10,541.01

David H. Gunning                  MFS Charter Income Trust                          A                     C              1,000.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                    1,000.00
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           N                                       0

William R. Gutow                  MFS Charter Income Trust                          A                     D                200.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                      200.00
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           N                                       0

J. Atwood Ives                    MFS Charter Income Trust                          A                     D              1,000.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                    1,000.00
                                  MFS Multimarket Income Trust                      A                                    1,000.00
                                  MFS Municipal Income Trust (Common Shares)        A                                    1,000.00
                                  MFS Municipal Income Trust (Preferred Shares)     D                                       40.00
                                  MFS Special Value Trust                           N                                       0

Amy B. Lane                       MFS Charter Income Trust                          A                     A                300.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                      300.00
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           N                                       0

Lawrence T. Perera                MFS Charter Income Trust                          A                     D                300.00
                                  MFS Government Markets Income Trust               A                                      250.00
                                  MFS Intermediate Income Trust                     A                                      250.00
                                  MFS Multimarket Income Trust                      B                                    2,793.92
                                  MFS Municipal Income Trust (Common Shares)        A                                      250.00
                                  MFS Special Value Trust                           N                                       0

William J. Poorvu                 MFS Charter Income Trust                          A                     D                500.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                      500.00
                                  MFS Multimarket Income Trust                      B                                    5,252.63
                                  MFS Municipal Income Trust (Common Shares)        B                                    3,438.43
                                  MFS Special Value Trust                           N                                       0

J. Dale Sherratt                  MFS Charter Income Trust                          C                     D              6,793.77
                                  MFS Government Markets Income Trust               A                                      360.00
                                  MFS Intermediate Income Trust                     C                                   14,585.00
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           D                                    9,207.67

Elaine R. Smith                   MFS Charter Income Trust                          A                     D                300.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                      300.00
                                  MFS Multimarket Income Trust                      A                                      251.96
                                  MFS Municipal Income Trust (Common Shares)        A                                      159.27
                                  MFS Municipal Income Trust (Preferred Shares)     B                                        2.00
                                  MFS Special Value Trust                           N                                       0

Ward Smith                        MFS Charter Income Trust                          A                     D                500.00
                                  MFS Government Markets Income Trust               N                                       0
                                  MFS Intermediate Income Trust                     A                                      500.00
                                  MFS Multimarket Income Trust                      N                                       0
                                  MFS Municipal Income Trust                        N                                       0
                                  MFS Special Value Trust                           N                                       0

TOTAL HOLDINGS OF                 MFS Charter Income Trust                         N/A                   N/A            12,563.64
TRUSTEES AND EXECUTIVE            MFS Government Markets Income Trust              N/A                   N/A               610.00
OFFICERS AS A GROUP               MFS Intermediate Income Trust                    N/A                   N/A            19,135.00
                                  MFS Multimarket Income Trust                     N/A                   N/A             9,298.51
                                  MFS Municipal Income Trust (Common Shares)       N/A                   N/A             4,847.70
                                  MFS Municipal Income Trust (Preferred Shares)    N/A                   N/A                42.00
                                  MFS Special Value Trust                          N/A                   N/A            16,412.08

------------
(1) All shares are held with sole voting and investment power except to the extent that such powers may be shared by a family member or a trustee of a family trust.

INTERESTS OF CERTAIN PERSONS
As of August 2, 2004, to the best knowledge of each Trust, the following shareholders beneficially owned more than 5% of the outstanding shares of each Trust.

                                                                                      NUMBER OF          PERCENT OF
                                                                                     OUTSTANDING        OUTSTANDING
                                                                                        SHARES           SHARES OF
                                        NAME AND ADDRESS              CLASS OF       BENEFICIALLY       NOTED CLASS
TRUST NAME                               OF SHAREHOLDER                SHARES          OWNED(1)            OWNED
------------------------------------------------------------------------------------------------------------------------

MFS Charter Income Trust          Cede & Co. Fast                      Common          52,847,228.00       91.20%
                                  PO Box 20
                                  Bowling Green Station
                                  New York, NY 10274-0020

MFS Government Markets            Cede & Co. Fast                      Common          48,096,247.43       88.51%
Income Trust                      PO Box 20
                                  Bowling Green Station
                                  New York, NY 10274-0020

MFS Intermediate                  Cede & Co. Fast                      Common         115,440,752.43       92.42%
Income Trust                      PO Box 20
                                  Bowling Green Station
                                  New York, NY 10274-0020

MFS Multimarket                   Cede & Co. Fast                      Common          71,604,299.11       86.90%
Income Trust                      PO Box 20
                                  Bowling Green Station
                                  New York, NY 10274-0020

MFS Municipal Income Trust        Cede & Co. Fast                      Common          32,739,968.02       82.31%
                                  PO Box 20
                                  Bowling Green Station
                                  New York, NY 10274-0020

                                  Morgan Stanley & Co., Inc.        Preferred                 352.00        6.29%
                                  One Pierrepont Plaza
                                  7th Floor
                                  Brooklyn, NY 11201

                                  Citigroup Global Markets, Inc.    Preferred               4,501.00       80.38%
                                  333 W. 34th Street
                                  New York, NY 10001

                                  UBS PaineWebber, Inc.             Preferred                 598.00       10.68%
                                  1000 Harbor Blvd.
                                  Weehawken, NJ 07087

MFS Special Value Trust           Cede & Co. Fast                      Common           5,853,867.02       87.35%
                                  PO Box 20
                                  Bowling Green Station
                                  New York, NY 10274-0020

------------
(1) All shares are held with sole voting and investment power except to the extent that such powers may be shared by a family member or a Trustee of a family Trust.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Trust for the fiscal year ended on the date noted (see footnote 2). Interested Trustees do not receive any compensation from a Trust for their services as Trustees. The table includes information for Ms. Abby M. O'Neill who retired as a Trustee of each Trust at the end of 2003 in accordance with the mandatory retirement policy of each Trust. Ms. Lane and Mr. Gunning each did not become Trustees until January 2004 (which date is after the fiscal year end of each Trust) and therefore they each received no compensation with respect to such fiscal year. Messrs. Manning and Pozen, who each became a Trustee in February 2004, do not receive compensation from a Trust for service as a Trustee.

                                                                                       TOTAL CASH
                                                                                      COMPENSATION
                                                                    TRUSTEE FEES     FROM TRUST AND
NAME OF TRUSTEE(1)           INDIVIDUAL TRUST NAME               FROM THE TRUST(2)  FUND COMPLEX(3)
-------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.       MFS Charter Income Trust                 $ 7,000           $196,868
                             MFS Government Markets Income Trust      $ 6,000
                             MFS Intermediate Income Trust            $12,000
                             MFS Multimarket Income Trust             $ 7,000
                             MFS Municipal Income Trust               $ 4,000
                             MFS Special Value Trust                  $ 1,000

David H. Gunning(4)          MFS Charter Income Trust                 $     0             N/A
                             MFS Government Markets Income Trust      $     0
                             MFS Intermediate Income Trust            $     0
                             MFS Multimarket Income Trust             $     0
                             MFS Municipal Income Trust               $     0
                             MFS Special Value Trust                  $     0

William R. Gutow             MFS Charter Income Trust                 $ 7,000           $196,868
                             MFS Government Markets Income Trust      $ 6,000
                             MFS Intermediate Income Trust            $12,000
                             MFS Multimarket Income Trust             $ 7,000
                             MFS Municipal Income Trust               $ 4,000
                             MFS Special Value Trust                  $ 1,000

J. Atwood Ives               MFS Charter Income Trust                 $ 7,000           $207,969
                             MFS Government Markets Income Trust      $ 6,058
                             MFS Intermediate Income Trust            $12,126
                             MFS Multimarket Income Trust             $ 7,071
                             MFS Municipal Income Trust               $ 4,040
                             MFS Special Value Trust                  $ 1,007

Amy B. Lane(4)               MFS Charter Income Trust                 $     0             N/A
                             MFS Government Markets Income Trust      $     0
                             MFS Intermediate Income Trust            $     0
                             MFS Multimarket Income Trust             $     0
                             MFS Municipal Income Trust               $     0
                             MFS Special Value Trust                  $     0

Abby M. O'Neill(5)           MFS Charter Income Trust                 $ 6,611           $189,682
                             MFS Government Markets Income Trust      $ 5,667
                             MFS Intermediate Income Trust            $11,333
                             MFS Multimarket Income Trust             $ 6,611
                             MFS Municipal Income Trust               $ 2,778
                             MFS Special Value Trust                  $   944

Lawrence T. Perera           MFS Charter Income Trust                 $ 7,066           $206,858
                             MFS Government Markets Income Trust      $ 6,053
                             MFS Intermediate Income Trust            $12,115
                             MFS Multimarket Income Trust             $ 7,065
                             MFS Municipal Income Trust               $ 4,036
                             MFS Special Value Trust                  $ 1,006

William J. Poorvu            MFS Charter Income Trust                 $ 7,073           $207,969
                             MFS Government Markets Income Trust      $ 6,058
                             MFS Intermediate Income Trust            $12,126
                             MFS Multimarket Income Trust             $ 7,071
                             MFS Municipal Income Trust               $ 4,040
                             MFS Special Value Trust                  $ 1,007

J. Dale Sherratt             MFS Charter Income Trust                 $ 7,000           $196,868
                             MFS Government Markets Income Trust      $ 6,000
                             MFS Intermediate Income Trust            $12,000
                             MFS Multimarket Income Trust             $ 7,000
                             MFS Municipal Income Trust               $ 4,000
                             MFS Special Value Trust                  $ 1,000

Elaine R. Smith              MFS Charter Income Trust                 $ 7,000           $196,868
                             MFS Government Markets Income Trust      $ 6,000
                             MFS Intermediate Income Trust            $12,000
                             MFS Multimarket Income Trust             $ 7,000
                             MFS Municipal Income Trust               $ 4,000
                             MFS Special Value Trust                  $ 1,000

Ward Smith                   MFS Charter Income Trust                 $ 6,798           $206,328
                             MFS Government Markets Income Trust      $ 5,820
                             MFS Intermediate Income Trust            $11,656
                             MFS Multimarket Income Trust             $ 6,796
                             MFS Municipal Income Trust               $ 3,882
                             MFS Special Value Trust                  $   966

------------
(1) Each Trustee who is an "interested person" of MFS (within the meaning of the 1940 Act) serves without any compensation from the Trust.
(2) Information provided for the MFS Charter Income Trust and MFS Government Markets Income Trust
    is for the fiscal year ended November 30, 2003. Information provided for the MFS Intermediate
    Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value
    Trust is for the fiscal year ended October 31, 2003.
(3) For calendar year 2003. Trustees receiving compensation from each Trust served as Trustee of
    109 funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
(4) Mr. Gunning and Ms. Lane became Trustees on January 27, 2004.
(5) Ms. O'Neill retired in accordance with each Trust's mandatory retirement policy on December
    31, 2003.

Prior to December 31, 2001, each Trust had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective December 31, 2001, each Trust's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation arrangement along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees.

COMMITTEES

Each Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust's Board has several standing committees, which are described below.


                            NUMBER OF
                            MEETINGS
                             IN LAST
NAME OF COMMITTEE        FISCAL YEAR(1)              FUNCTIONS                         MEMBERS(2)
----------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                 8       Oversees the accounting and                Ives*, Lane*, Poorvu*,
                                        auditing procedures of the Trust           Sherratt* and W. Smith*
                                        and, among other things, considers
                                        the selection of the Independent
                                        Registered Public Accounting Firm
                                        for the Trust and the scope of the
                                        audit, and considers the effect on
                                        the independence of those
                                        accountants of any non-audit
                                        services such accountants provide
                                        to the Trust and any audit or non-
                                        audit services such accountants
                                        provide to other MFS Funds, MFS
                                        and/or certain affiliates. The
                                        Committee is also responsible for
                                        the periodic review and approval of
                                        the Trust's custodial, transfer
                                        agency and administrative service
                                        fee arrangements, as well as for
                                        establishing procedures for the
                                        receipt, retention and treatment of
                                        complaints received by the Trust
                                        regarding accounting, internal
                                        accounting controls, or auditing
                                        matters and the confidential,
                                        anonymous submission of concerns
                                        regarding questionable Trust
                                        accounting matters by officers of
                                        the Trust and employees of the
                                        Trust's investment adviser,
                                        administrator, principal
                                        underwriter or any other provider
                                        of accounting-related services to
                                        the Trust.

COMPLIANCE AND GOVERNANCE       1       Oversees the development and               Cohn*, Gunning*, Gutow*,
COMMITTEE                               implementation of the Trust's              Ives* (ex-officio
                                        regulatory and fiduciary compliance        member), Lane* and
                                        policies, procedures and practices         Sherratt*
                                        under the 1940 Act and other
                                        applicable laws as well as
                                        oversight of compliance policies of
                                        the Trust's investment adviser and
                                        certain other service providers as
                                        they relate to Trust activities.
                                        The Trust's Independent Chief
                                        Compliance Officer reports directly
                                        to the Committee and assists the
                                        Committee in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on
                                        matters concerning Trustee
                                        practices and recommendations
                                        concerning the functions and duties
                                        of the committees of the Board.

CONTRACTS REVIEW                3       Requests, reviews and considers the        All non-interested
COMMITTEE                               information deemed reasonably              Trustees of the Board
                                        necessary to evaluate the terms of         (Cohn, Gunning, Gutow,
                                        the investment advisory and                Ives, Lane, Perera,
                                        principal underwriting agreements          Poorvu, Sherratt,
                                        and the Plan of Distribution under         E. Smith and W. Smith)
                                        Rule 12b-1 that the Trust proposes
                                        to renew or continue, and to make
                                        its recommendations to the full
                                        Board of Trustees on these matters.

NOMINATION AND                  5       Recommends qualified candidates to         All non-interested
COMPENSATION COMMITTEE                  the Board in the event that a              Trustees of the Board
                                        position is vacated or created. The        (Cohn, Gunning, Gutow,
                                        Committee would consider                   Ives, Lane, Perera,
                                        recommendations by shareholders if         Poorvu, Sherratt,
                                        a vacancy were to exist. The               E. Smith and W. Smith)
                                        Committee is also responsible for
                                        making recommendations to the Board
                                        regarding any necessary standards
                                        or qualifications for service on
                                        the Board. The Committee also
                                        reviews and makes recommendations
                                        to the Board regarding compensation
                                        for the non-interested Trustees.

PORTFOLIO TRADING AND           6       Oversees the policies, procedures,         Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                        and practices of the Trust with            Ives* (ex-officio
COMMITTEE                               respect to brokerage transactions          member), Perera*, and E.
                                        involving portfolio securities as          Smith
                                        those policies, procedures, and
                                        practices are carried out by MFS
                                        and its affiliates. The Committee
                                        also oversees the administration of
                                        the Trust's proxy voting policies
                                        and procedures by MFS. In addition,
                                        the Committee receives reports from
                                        MFS regarding the policies,
                                        procedures, and practices of MFS
                                        and its affiliates in connection
                                        with their marketing and
                                        distribution of shares of the
                                        Trust.

PRICING COMMITTEE               1       Oversees the determination of the          Ives* (ex-officio
                                        value of the portfolio securities          member), Manning,
                                        and other assets held by the Trust         Perera*, Poorvu*,
                                        and determines or causes to be             E. Smith* and W. Smith*
                                        determined the fair value of
                                        securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the
                                        1940 Act. The Committee delegates
                                        primary responsibility for carrying
                                        out these functions to MFS and MFS'
                                        internal valuation committee
                                        pursuant to pricing policies and
                                        procedures approved by the
                                        Committee and adopted by the full
                                        Board, which include methodologies
                                        to be followed by MFS to determine
                                        the fair values of portfolio
                                        securities and other assets held by
                                        the Trust for which market
                                        quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of
                                        MFS' internal valuation committee
                                        to review and assess the quality of
                                        fair valuation and other pricing
                                        determinations made pursuant to the
                                        Trust's pricing policies and
                                        procedures, and to review and
                                        assess the policies and procedures
                                        themselves. The Committee also
                                        exercises the responsibilities of
                                        the Board under the Amortized Cost
                                        Valuation Procedures approved by
                                        the Board on behalf of each Fund
                                        which holds itself out as a "money
                                        market fund" in accordance with
                                        Rule 2a-7 under the 1940 Act.

------------
(1) The number of committee meetings for fiscal years ending October 31, 2003 and November 30, 2003 is the same.
(2) Information about each committee member is set forth above on pages 3, 4 and 5.
  * Independent Trustees.

MFS Charter Income Trust and MFS Government Markets Income Trust each held 10 Board meetings during the fiscal year ended November 30, 2003. MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust each held 9 Board meetings during the fiscal year ended October 31, 2003. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Each Trust's Board has adopted a written charter for the Audit Committee that is attached as Appendix A to this proxy statement as required by applicable rules. The charter was approved by the Committee on April 27, 2004.

AUDIT COMMITTEE
Each Trust's Audit Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who are independent of the Trust as defined by New York Stock Exchange Listing Standards. Each Trust's Audit Committee's report on the Trust's most recent audited financials is included in Item 2 above.

NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Appendix B to this Proxy Statement. The Trusts do not currently maintain a website on which the charter is available.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience,
(iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise, (vi) overall diversity of the Board's composition and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for trustee recommended by each Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third party search firm at the applicable Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter, attached to this Proxy Statement as Appendix B. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Appendix B for details.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder and (ii) identify the class and number of shares held by the shareholder. The Fund's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or
(ii) if the ICCO determines that the communication requires more immediate attention, the ICCO shall forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at Massachusetts Financial Services Company. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust's Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.


INVESTMENT ADVISER AND ADMINISTRATOR

Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn an indirect majority-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc., at the same address.


MANNER OF VOTING PROXIES

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Dr. Cohn, Mr. Manning, Mr. Perera and Ms. Smith as Trustees of the Trust (if still available for election) and ratification FOR the selection of the applicable Independent Registered Public Accounting Firm.

All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. A majority of a Trust's outstanding shares entitled to be cast at the Meeting present in person or represented by proxy, constitutes a quorum, except that with respect to the election of Ms. Smith as a Trustee of MFS Municipal Income Trust, a quorum requires a majority of that Trust's outstanding preferred shares entitled to be cast at the Meeting present in person or represented by proxy. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on either item.


Each Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Trust on or prior to April 13, 2005. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2005 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust's By-Laws and Declaration of Trust by June 27, 2005 at the Trust's principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2005 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC's proxy rules.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of each Trust and MFS, and persons who own more than ten percent of a Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish each Trust with copies of all Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust during and with respect to its most recent fiscal year, each Trust believes that during its 2003 fiscal year, all Section 16(a) filing requirements applicable to Trustees, directors and certain officers of the Trust and MFS and greater than ten percent beneficial owners were complied with except as follows: MFS Special Value Trust believes that J. Dale Sherratt (Trustee) did not file a Form 4 (Statement of Changes of Beneficial Ownership) on a timely basis with respect to the purchase of shares of the Trust. Mr. Sherratt filed a Form 5 (Annual Statement of Beneficial Ownership) for the fiscal year ending October 31, 2003 to report the transaction that he failed to report on Form 4.

ADDITIONAL INFORMATION
The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Trust shareholder of record. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact MFS at 1-800-637-2304. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact MFS Service Center, Inc., in writing at 2 Avenue de Lafayette, Boston, MA 02111 or your financial service firm.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


August 11, 2004MFS(R) CHARTER INCOME TRUST

                                        MFS(R) GOVERNMENT MARKETS INCOME TRUST
                                              MFS(R) INTERMEDIATE INCOME TRUST
                                               MFS(R) MULTIMARKET INCOME TRUST
                                                 MFS(R) MUNICIPAL INCOME TRUST
                                                    MFS(R) SPECIAL VALUE TRUST

                                                                    APPENDIX A

                               MFS FUNDS BOARD
                           AUDIT COMMITTEE CHARTER

                        (ADOPTED AS OF APRIL 27, 2004)

The Board of Trustees (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the particular Board with respect to its oversight of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter supercedes and replaces any Audit Committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS
The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements related to the Fund's financial reporting and internal controls(1), the qualifications and independence of the Fund's Independent Registered Public Accounting Firm, and the performance of the Fund's internal control systems and Independent Registered Public Accounting Firm. With respect to each closed-end Fund, the Committee's purpose is also to prepare or cause to be prepared reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements.

------------
(1) The Committee will oversee the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting policies and practices and its internal controls. The Board has established other committees, including a Compliance and Governance Committee, to oversee the Fund's compliance with other legal and regulatory requirements.

The Committee's function is oversight. The authority and responsibilities of the Committee set forth in this Charter do not reflect or create any duty, obligation or responsibility of the Committee to plan or conduct Fund audits, to prepare or determine or certify that the Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. The Committee's oversight role does not provide any expert or special assurance as to the Fund's financial statements or other financial information provided by the Fund to its shareholders, and it is not the Committee's responsibility to guarantee any Independent Registered Public Accounting Firm's report. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the Independent Registered Public Accounting Firm are responsible for conducting a proper audit of the Fund's financial statements and for reviewing the Funds' unaudited interim financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which it receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP
The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be.

No member of the Committee may be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and each member of the Committee must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

RESPONSIBILITIES AND DUTIES
The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund's Independent Registered Public Accounting Firm based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the Independent Registered Public Accounting Firm shall be submitted to the Board for ratification in accordance with the requirements of
Section 32(a) of the Investment Company Act. The Fund's Independent Registered Public Accounting Firm must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the Independent Registered Public Accounting Firm relating to financial reporting.

2. To consider the independence of the Fund's Independent Registered Public Accounting Firm at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the Independent Registered Public Accounting Firm as required by the Independence Standards Board Standard ("ISB") No. 1.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the Independent Registered Public Accounting Firm to the Fund and (ii) all non-audit services rendered by the Independent Registered Public Accounting Firm to the Fund's investment adviser and to certain of the investment adviser's affiliates. The Committee may establish policies and procedures pursuant to which such pre-approval is granted, which may include pre-approval by other than by the full Committee.

4. Review any non-audit services provided by the Independent Registered Public Accounting Firm to the Fund's investment adviser and certain of its affiliates that were not subject to pre-approval by the Committee under paragraph 3 above, and the fees associated therewith.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's Independent Registered Public Accounting Firm.

6. Obtain and review at least annually a report from the Independent Registered Public Accounting Firm describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or
(b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund's Independent Registered Public Accounting Firm arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Discuss with management and the Independent Registered Public Accounting Firm the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the Independent Registered Public Accounting Firm matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

9. Discuss with management the Fund's unaudited financial statements.

10. Review with the Independent Registered Public Accounting Firm any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

11. Review with management and, as applicable, with the Independent Registered Public Accounting Firm the Fund's accounting and financial reporting policies, practices and internal controls, and management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Independent Registered Public Accounting Firm.

12. Receive any reports from the Fund's Independent Registered Public Accounting Firm, Chief Executive Officer or Chief Financial Officer relating to
(i) significant deficiencies or material weaknesses in the design or operation of internal control over the Fund's financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information and (ii) the maintenance and design of the Fund's internal controls over financial reporting.

13. With respect to each closed-end Fund, discuss with management the Fund's earnings press releases as well as financial information and earnings guidance provided by management to analysts and rating agencies, if any. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on the Committee's activities ordinarily at each regularly scheduled Board meeting (but at least annually) or at such other times as requested by the Board or deemed appropriate by the Committee.

18. Periodically review and approve the Fund's custodial, transfer agency and administrative service fee arrangements.

19. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee. The Committee may also delegate certain responsibilities to the Treasurer and Chief Financial Officer of the Fund. Any action taken by a subcommittee or by the Treasurer and Chief Financial Officer shall be presented to the full Committee for ratification at the Committee's next regularly scheduled meeting.

MEETINGS
The Committee will ordinarily meet in connection with all regularly scheduled Board meetings and otherwise as and when the Committee determines necessary or appropriate in accordance with the Fund's By-Laws. At least annually, the Committee shall meet separately with the Independent Registered Public Accounting Firm and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund, including the Fund's Treasurer and Chief Financial Officer or such other person as may have primary responsibility for the Fund's financial and accounting operations, and shall also meet separately with representatives of MFS's internal audit department with responsibility for oversight of Fund matters. A Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT
The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's Independent Registered Public Accounting Firm for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

ANNUAL EVALUATIONS
The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be evaluated at least annually by the Board or the Committee itself.

ADOPTION AND AMENDMENTS
The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                  APPENDIX A

                        TRUSTS COVERED BY THE CHARTER
                            (AS OF JULY 20, 2004)

                              MFS Series Trust I
                             MFS Series Trust II
                             MFS Series Trust III
                             MFS Series Trust IV
                              MFS Series Trust V
                             MFS Series Trust VI
                             MFS Series Trust VII
                            MFS Series Trust VIII
                             MFS Series Trust IX
                              MFS Series Trust X
                             MFS Series Trust XI
                  Massachusetts Investors Growth Stock Fund
                        Massachusetts Investors Trust
                           MFS Charter Income Trust
                     MFS Government Limited Maturity Fund
                     MFS Government Markets Income Trust
                        MFS Government Securities Fund
                        MFS Growth Opportunities Fund
                           MFS Institutional Trust
                        MFS Intermediate Income Trust
                         MFS Multimarket Income Trust
                          MFS Municipal Income Trust
                          MFS Municipal Series Trust
                           MFS Special Value Trust
                         MFS Variable Insurance Trust

                                                                    APPENDIX B

                               MFS FUNDS BOARD
                NOMINATION AND COMPENSATION COMMITTEE CHARTER

                        (ADOPTED AS OF JULY 20, 2004)

The Board of Trustees (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the "Committee") of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

STATEMENT OF PURPOSES AND RESPONSIBILITIES
The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board's approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members ("Independent Trustees") who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION AND GOVERNANCE
The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

COMMITTEE DUTIES AND RESPONSIBILITIES
The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board's approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) overall diversity of the Board's composition,
   (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee's recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee's functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                                                    APPENDIX A

                        TRUSTS COVERED BY THE CHARTER
                            (AS OF JULY 20, 2004)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Charter Income Trust
MFS Government Limited Maturity Fund
MFS Government Markets Income Trust
MFS Government Securities Fund
MFS Growth Opportunities Fund
MFS Institutional Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Municipal Series Trust
MFS Special Value Trust
MFS Variable Insurance Trust

                                  APPENDIX B

           PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                            (AS OF JULY 20, 2004)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee's consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2. The shareholder recommendation must include, with respect to each applicable
   Trust:

     (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

    (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

   (iii) the recommending shareholder's name as it appears on the Trust's books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee's satisfaction by a recent brokerage or account statement); and

    (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

[Logo] M F S(R)                                                 MFS-CE-PRX-8/04
INVESTMENT MANAGEMENT                                                      246M

          [Logo] M F S(R)
       INVESTMENT MANAGEMENT
P.O. BOX 9132, HINGHAM, MA 02043-9132


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST


                                            PROXY FOR A MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                             TO BE HELD ON OCTOBER 7, 2004

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 7, 2004 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date
                                                  -----------------------------

                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.

                                                            MFS-MFM common - fg

                                             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.     [X]
                                             PLEASE DO NOT USE FINE POINT PENS.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                                          FOR all      WITHHOLD
ITEM 1.  To elect Trustees.                                                                               nominees     authority
                                                                                                           listed         to
                                                                                                         (except as     vote for
                                                                                                         marked to        all
            NOMINEES: (01) Lawrence H. Cohn, M.D., (02) Robert J. Manning, (03) Lawrence T. Perera,     the contrary    nominees
            (04) Elaine R. Smith                                                                          at left)

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name             [ ]           [ ]
in the space provided below.


----------------------------------------------------------------------------------------------------


                                                                                                       FOR      AGAINST    ABSTAIN
ITEM 2.  To ratify the selection of independent public accountants for the current fiscal year.        [ ]        [ ]        [ ]


                                             PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                                MFS-MFM common - fg

          [Logo] M F S(R)
       INVESTMENT MANAGEMENT
P.O. BOX 9132, HINGHAM, MA 02043-9132


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST


                                            PROXY FOR A MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                             TO BE HELD ON OCTOBER 7, 2004

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 7, 2004 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date
                                                  -----------------------------

                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.

                                                         MFS-MFM preferred - fg

                                             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.     [X]
                                             PLEASE DO NOT USE FINE POINT PENS.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                                          FOR all      WITHHOLD
ITEM 1.  To elect Trustees.                                                                               nominees     authority
                                                                                                           listed         to
                                                                                                         (except as     vote for
                                                                                                         marked to        all
            NOMINEES: (01) Lawrence H. Cohn, M.D., (02) Robert J. Manning, (03) Lawrence T. Perera,     the contrary    nominees
            (04) Elaine R. Smith                                                                          at left)

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name             [ ]           [ ]
in the space provided below.


----------------------------------------------------------------------------------------------------


                                                                                                       FOR      AGAINST    ABSTAIN
ITEM 2.  To ratify the selection of independent public accountants for the current fiscal year.        [ ]        [ ]        [ ]


                                             PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                             MFS-MFM preferred - fg

          [Logo] M F S(R)
       INVESTMENT MANAGEMENT
P.O. BOX 9132, HINGHAM, MA 02043-9132


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST


                                            PROXY FOR A MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                             TO BE HELD ON OCTOBER 7, 2004

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 7, 2004 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date
                                                  -----------------------------

                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.

                                                   MFS-MGF/MMT/MFV/MCR/MIN - fg

                                             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.     [X]
                                             PLEASE DO NOT USE FINE POINT PENS.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                                          FOR all      WITHHOLD
ITEM 1.  To elect Trustees.                                                                               nominees     authority
                                                                                                           listed         to
                                                                                                         (except as     vote for
                                                                                                         marked to        all
            NOMINEES: (01) Lawrence H. Cohn, M.D., (02) Robert J. Manning, (03) Lawrence T. Perera,     the contrary    nominees
            (04) Elaine R. Smith                                                                          at left)

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name             [ ]           [ ]
in the space provided below.


----------------------------------------------------------------------------------------------------


                                                                                                       FOR      AGAINST    ABSTAIN
ITEM 2.  To ratify the selection of independent public accountants for the current fiscal year.        [ ]        [ ]        [ ]


                                             PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                       MFS-MGF/MMT/MFV/MCR/MIN - fg